UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2015

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2015, the Board of Directors (the "Board") of ConAgra Foods, Inc. (the "Company") approved an amendment (the "Amendment") to the Company’s Amended and Restated Bylaws, as amended (the "Bylaws"). The Amendment extended the deadline for stockholders to nominate persons for election to the Board at the 2015 Annual Meeting of Stockholders from June 21, 2015 to July 8, 2015. The Amendment took effect upon adoption by the Board of Directors of the Company.

A copy of the Bylaws, as amended through the date hereof, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 18, 2015, the Company issued a news release. A copy of the news release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

3.1 Amended and Restated Bylaws of ConAgra Foods, Inc., as Amended.
99.1 News Release of ConAgra Foods, Inc., dated June 18, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

June 18, 2015	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ConAgra Foods, Inc., as Amended.
99.1	News Release of ConAgra Foods, Inc., dated June 18, 2015.